SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 7, 2004

                         THE MCGRAW-HILL COMPANIES, INC.
                         -------------------------------
             (Exact Name of Registrant as specified in its charter)

     New York                        1-1023                13-1026995
     --------                        ------                ----------
     (State or other                 (Commission           (IRS Employer
     jurisdiction of                 File No.)             Identification No.)
     incorporation or
     organization)

              1221 Avenue of the Americas, New York, New York 10020
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 512-2564
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2 40.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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      Item 2.02 and 7.01. Disclosure of Results of Operations and Financial
Condition/Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

      On December 7, 2004, at the 32nd Annual Media Week Conference hosted by UBS Warburg, Registrant reaffirmed its earnings forecast for 2004, provided projections for earnings in 2005 and issued a press release in connection therewith (the "Earnings Projection Release").

      Item 9.01. Exhibits

      Earnings Projection Release of the Registrant, dated December 7, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE McGRAW-HILL COMPANIES, INC.

                                                 /s/ Kenneth M. Vittor
                                                 ----------------------------
                                                 By:  Kenneth M. Vittor
                                                 Executive Vice President and
                                                 General Counsel

Dated: December 7, 2004


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                                INDEX TO EXHIBITS

Exhibit Number

    (99)          Earnings Projection Release of the Registrant, dated December
                  7, 2004.